Supplement Dated November 16, 2021
to Prospectus Dated May 1, 2021
for Group Variable Universal Life Insurance

Special Features of the Group Contract for
KPMG LLP Retirees and Terminated Partners Prior to 11/5/2003

This document is a supplement to the prospectus dated May 1, 2021 (the “prospectus”) for the Group Variable Universal Life Insurance Contracts and Certificates that The Prudential Insurance Company of America (“Prudential,” “we,” “us”) offers to you. This supplement is not a complete prospectus, and must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the KPMG LLP Retirees and Terminated Partners Prior to 11/5/2003(“KPMG LLP Retirees and Terminated Partners”) Group Variable Universal Life Contracts and Certificates. This is specific to groups 61380 & 61381 – former partners enrolled in the Group Variable Universal Life Insurance plan, who either retired or terminated and elected to continue coverage prior to 1/1/2003 and group 41704 – former partners enrolled in the Group Variable Universal Life Insurance plan, who either retired or terminated and elected to continue coverage between 1/1/2003 and 11/5/2003.

Special terms that we use are defined in the prospectus. See the DEFINITIONS OF SPECIAL TERMS section of the prospectus.

TABLE OF CONTENTS OF THE FUND PROSPECTUSES

American Century Variable Portfolio, Inc.:
American Century VP Value Fund	Appendix 1

Janus Aspen Series:
Janus Henderson Global Research Portfolio	Appendix 2

MFS® Variable Insurance Trust:
MFS® Research Series	Appendix 3
MFS® Total Return Bond Series	Appendix 4

Neuberger Berman Advisers Management Trust:
Neuberger Berman AMT Sustainable Equity Portfolio	Appendix 5

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Prudential Series Fund:
PSF Global Portfolio	Appendix 6
PSF PGIM Government Money Market Portfolio	Appendix 7
PSF PGIM High Yield Portfolio	Appendix 8
PSF PGIM Jennison Blend Portfolio	Appendix 9
PSF PGIM Jennison Growth Portfolio	Appendix 10
PSF Small-Cap Stock Index Portfolio	Appendix 11
PSF Stock Index Portfolio	Appendix 12

T. Rowe Price Equity Series, Inc.:
T. Rowe Price All-Cap Opportunities Portfolio	Appendix 13
T. Rowe Price Equity Income Portfolio	Appendix 14

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Types of Death Benefit Available Under this Coverage

You have a Certificate with a Death Benefit Option B, your Death Benefit will vary with investment experience. The Death Benefit may be increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. In several instances we use the terms “maximum” and “current charge.” The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time that you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% Current – 0.0%.
Charge for Taxes Attributable to Premiums[1]	This charge is deducted from each premium when the premium is paid	Current – 2.71%
Charge for Processing Premiums	This charge is deducted from each premium when the premium is paid.	Maximum - $2.00 Current – $0.00.
Surrender Charge (Load)	This charge is assessed on a full Surrender of a Certificate.	Maximum - the lesser of $20 and 2% of the amount surrendered. Current - $0.00.
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum - the lesser of $20 and 2% of the amount withdrawn. Current - $0.00.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate Year.	Maximum - $20 per transfer after the twelfth. Current - $0.00
Charge for Additional Statements	This charge is assessed each time you request an additional statement	Maximum - $20 per statement. Current - $0.00
Loan Transaction Charge	This charge is assessed when a loan is processed.	Maximum - $20 for each loan. Current - $0.00

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1.For these purposes, “taxes attributable to premiums” includes any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential. In some states, this is called a premium based administrative charge. Currently, the cost of taxes attributable to premiums is included in the cost of insurance charges.
The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality and Expense Risk)	Daily	Maximum - 0.90%[1] of the amount of assets in the Variable Investment Options. Current – 0.45%[1] of the amount of assets in the Variable Investment Options
Charge for Administrative Expenses	Monthly	Maximum - $6.00 Current - $0.00
*Cost of Insurance[2]
Minimum and Maximum Guaranteed Charge	Monthly	Maximum - $108.33 Minimum - $0.16
Charge for a Representative Participant		Representative guaranteed charge - $0.91[3]
Net Interest on Loans[4]	Annually	2%
*The charges shown for Cost of Insurance are expressed as rates per $1,000 of Net Amount at Risk.
1.The daily charge is based on the effective annual rate shown.
2.The Cost of Insurance (“COI”) charge varies based on individual characteristics such as age. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. You may obtain more information about the particular COI charges that apply to you by contacting our Customer Service Center.
3.The representative guaranteed charge for the cost of insurance is a sample rate charged for a 52-year old insured guaranteed under the contract.
4.The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan. The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate. The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses	Minimum	Maximum
These are expenses that are deducted from the Fund’s assets, including management fees, any distribution and/or service (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.	0.31%	0.92%

Portfolio Companies

Set out below is a list of each available Fund and its investment advisor/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

Prudential makes a number of Funds available to insurance programs that are sponsored by groups.  The specific Funds available to you are listed in this Supplement.  The Contract may offer Funds managed by AST Investment Services, Inc. and/or PGIM Investments LLC, both of which are affiliated companies of Prudential (“Affiliated Funds”), and Funds managed by companies not affiliated with Prudential ("Unaffiliated Funds"). Prudential and its affiliates (“Prudential Companies”) receive fees and payments from both the Affiliated Funds and the Unaffiliated Funds. We consider the amount of these fees and payments when determining which funds to make available. Affiliated Funds may provide Prudential Companies with greater fees and payments than Unaffiliated Funds. Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Funds, we have an incentive to offer Affiliated Funds over Unaffiliated Funds.  As indicated next to each Portfolio's description in the table that follows, each Portfolio has one or more subadvisers that provide certain day to day investment management services. We have an incentive to offer Funds with certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies. We may consider those

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subadviser financial incentive factors in determining which Funds to make available.  Also, in some cases, we may offer Funds based on the recommendations made by selling broker-dealer firms. These firms may receive payments from the Portfolios they recommend and may benefit accordingly from allocations of Certificate Fund value to the sub-accounts that invest in these Portfolios. Allocations made to all Affiliated Funds benefit us financially.  Prudential has selected the Funds available for inclusion as investment options under this Contract in Prudential's role as issuer of this Contract, and Prudential does not provide investment advice or recommend any particular Fund.  See Service Fees Payable to Prudential following the table below for more information about fees and payments we may receive from Funds and/or their affiliates.

Each Fund is detailed in separate prospectuses that are provided with this prospectus. You should read the Fund prospectuses before you decide to allocate assets to the Variable Investment Options. The Variable Investment Options that you select are your choice – we do not provide investment advice, nor do we recommend any particular Variable Investment Option. There is no assurance that the investment objectives of the Variable Investment Options will be met. Please refer to the list below to see which Variable Investment Options you may choose.

The terms “Fund”, “Portfolio”, and “Variable Investment Option” are largely used interchangeably. Some of the Variable Investment Options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

PGIM Investments LLC serves as investment manager of the Prudential Series Fund.

The investment management agreements for The Prudential Series Fund provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The chart below reflects the Variable Investment Options in which the Account invests, their investment objectives, and each Variable Investment Option’s investment advisers and investment subadvisers. For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Affiliated Funds
VARIABLE INVESTMENT OPTION	INVESTMENT OBJECTIVE SUMMARY	SUBADVISER
PRUDENTIAL SERIES FUND
PSF Global Portfolio – Class I	Seeks long-term growth of capital.	Brown Advisory, LLC; LSV Asset Management; QMA LLC; T. Rowe Price Associates, Inc.; William Blair Investment Management, LLC
PSF PGIM Government Money Market Portfolio (formerly PSF Government Money Market Portfolio) – Class I	Seeks maximum current income consistent with the stability of capital and the maintenance of liquidity.	PGIM Fixed Income
PSF PGIM High Yield Bond Portfolio (formerly PSF High Yield Bond Portfolio) – Class I	Seeks a high total return.	PGIM Fixed Income; PGIM Limited
PSF PGIM Jennison Blend Portfolio (formerly PSF Equity Portfolio) – Class I	Seeks long-term growth of capital.	Jennison Associates LLC
PSF PGIM Jennison Growth Portfolio (formerly PSF Jennison Portfolio) – Class I	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Small-Cap Stock Index Portfolio (formerly PSF Small Capitalization Stock Portfolio) – Class I	Seeks long-term growth of capital.	QMA LLC
PSF Stock Index Portfolio – Class I	Seeks to achieve investment results that generally correspond to the performance of publicly-traded common stocks.	QMA LLC

Unaffiliated Funds
VARIABLE INVESTMENT OPTION	INVESTMENT OBJECTIVE SUMMARY	INVESTMENT ADVISER/SUBADVISER

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AMERICAN CENTURY VARIABLE PORTFOLIO, INC.
American Century VP Value Fund – Class I	Seeks long-term capital growth. Income is a secondary objective.	American Century Investment Management, Inc.
JANUS ASPEN SERIES
Janus Henderson Global Research Portfolio – Institutional	Seeks long-term growth of capital.	Janus Capital Management LLC
MFS® VARIABLE INSURANCE TRUST
MFS® Research Series – Initial Class	Seeks capital appreciation.	Massachusetts Financial Services Company
MFS® Total Return Bond Series – Initial Class	Seeks total return with an emphasis on current income, but also considering capital appreciation.	Massachusetts Financial Services Company
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
Neuberger Berman AMT Sustainable Equity Portfolio – Class I	Seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s environmental, social and governance (ESG) criteria.	Neuberger Berman Investment Advisers LLC
T. ROWE PRICE EQUITY SERIES, INC.
T. Rowe Price All-Cap Opportunities Portfolio (formerly T. Rowe Price New America Growth Portfolio)	Seeks to provide long-term capital growth by investing primarily in the common stocks of growth companies.	T. Rowe Price Associates, Inc.
T. Rowe Price Equity Income Portfolio	Seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.	T. Rowe Price Associates, Inc.

The investment managers and subadvisers for the Funds charge a daily investment management fee as compensation for their services. Allocations made to all PSF Funds benefit us financially because fees are paid to us or our affiliates by the PSF Funds. More detailed information, including a full description of these fees, is available in the attached Fund prospectuses.

Service Fees Payable to Prudential

We and our affiliates receive substantial payments from the Funds and/or related entities, such as the Funds’ advisers and subadvisers. Because these fees and payments are made to us and our affiliates, allocations you make to the Funds benefit us financially. In selecting Funds available under the Certificate, we consider the payments that will be made to us.

We receive administrative services payments, some of which are paid by the Funds and some of which are paid by the advisers of the Funds or their affiliates and are referred to as “revenue sharing” payments. As of May 1, 2021, the maximum administrative services payments we receive with respect to a Fund is equal to an annual rate of 0.25% of the average assets allocated to the Fund under the Certificate. We expect to make a profit on these fees and payments and consider them when selecting the Funds available under the Certificate.

In addition, an adviser or subadviser of a Fund or a distributor of the Contract may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Contract. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker-dealer firms’ registered representatives, and creating marketing material discussing the Contract, available options, and Funds. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation.

In addition to the payments that we receive from Funds and/or their affiliates, those same Funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

The Fixed Account

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The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 4%.

Charges and Expenses

The current charges under the KPMG LLP Retirees and Terminated Partners Group Contract are as follows:

Charge for Taxes Attributable to Premiums

We may deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive. This charge is currently 2.71%. Currently, the taxes paid by us for this Group Contract are included in the cost of insurance charges.

We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Account. These are taxes other than those described above. Currently, we do not deduct any charge to cover these additional taxes.

We may increase this charge at any time.

Daily Charges for Mortality and Expense Risks

Prudential deducts this charge from the assets of the Subaccount(s) that correspond to the Fund(s) you select. This charge is to compensate Prudential for assuming mortality and expense risks.

For KPMG LLP Retiree and Terminated Partners, the current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

Daily Charges for Investment Management Fees and Expenses

Each of the Funds deducts investment management fees and expenses. They are described earlier in this supplement.

Monthly COI Charge

Prudential deducts a monthly charge for the cost of insurance. We describe the calculation of this charge in the prospectus.

The guaranteed maximum rates may be up to 130% of the 1980 CSO Male Table. The guaranteed rates are based on many factors, including:

The highest current rate per thousand is $15.92 and applies to certain insureds at age 99, who have terminated employment. The lowest current rate per thousand is $0.21, and applies to insureds under age 50, who are terminated.

The following table provides sample per thousand cost of insurance rates for retired partners (net of taxes):

Insured’s Age	Monthly Cost of Insurance Rate per $1000
65	$0.86

Possible Additional Charges

For details on possible additional charges, see the CHARGES AND EXPENSES section of the prospectus.

Eligibility and Enrollment

Eligibility

Any Participant and his or her dependents who were enrolled in the plan who retired or terminated and elected to continue coverage as of November 05, 2003 and any former Participant and his or her dependents eligible and approved for reinstatement of their coverage on or after the date they elected to continue their coverage.

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Exclusions

As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion which would apply in the event of a reinstatement. See the OTHER GENERAL CONTRACT PROVISIONS - Suicide Exclusion section of the prospectus.

Coverage Information

Face Amount

Your Face Amount is the amount of coverage that was inforce as of your retirement or termination, or the amount eligible for reinstatement, unless you requested a decrease after that date.

Additional Insurance Benefits

Accelerated Benefit Option

A Participant (employee or spouse) can generally elect to receive up to 50% of the Face Amount or Net Amount at Risk up to a maximum of $250,000 and up to 50% of the Participant’s Certificate Fund, when that Participant has been diagnosed with a life expectancy of 6 months or less due to a terminal illness. This is referred to as Terminal Illness Proceeds and it reduces the amount of any Death Benefit that subsequently becomes due and payable.

Changes in Personal Status

Continuing Coverage When You Become Disabled

If you become totally disabled prior to age 57 and are unable to pay premiums, you will continue to have insurance coverage equal to the Face Amount of your Certificate until you reach age 62, as long as you remain totally disabled.

Continuing Coverage When You Retire

You may continue your Group Variable Universal Life coverage when you retire. Your rates for coverage will depend upon your age. We will bill you for premium payments plus a charge of $3 per bill for administration expenses.

Continuing Coverage If You Leave the Company For Reasons Other Than Retirement

In addition to continuing coverage if you retire, you may continue coverage if you leave KPMG for any other reason. Your rates for Continuation coverage will depend upon your age based on the Plan's experience until the second policy anniversary after you leave the employment of KPMG. After that, you will be charged rates for coverage based on the experience of a Prudential portability pool. These rates will be higher than your active rates. We will bill you for premium payments plus a charge of $3 per bill for administration expenses. If the KPMG LLP Retirees and Terminated Partners Group Contracts terminate, you may nonetheless continue your Continuation coverage.

Termination of the Group Contracts

Either KPMG or Prudential may terminate the KPMG LLP Retirees and Terminated Partners Group Contracts, although Prudential will only do so under certain conditions described in the prospectus. If the KPMG LLP Retirees and Terminated Partners Group Contracts are terminated, KPMG may replace them with another life insurance contract that, like the KPMG LLP Retirees and Terminated Partners Group Contracts, permits you to accumulate cash value. In that case, you will have the option of (i) transferring the value of your investment options less any loans, accrued interest, and outstanding charges to the new contract; or (ii) receiving that same amount in a lump sum payment, or (iii) have Prudential continue to bill you directly for premium payments (with a fee of $3 per bill for administration expenses charged to you).

If KPMG does not replace the KPMG LLP Retirees and Terminated Partners Group Contracts with a life insurance contract that permits you to accumulate cash value, then you will have the option of electing to have Prudential continue to bill you directly for premium payments (with a fee of $3 per bill for administration expenses charged to you), electing to convert to a cash value individual life insurance policy, electing a paid-up life insurance policy in which no future premiums would be paid, or receiving a lump sum payment as previously described.

See the OTHER GENERAL CONTRACT PROVISIONS - Options Upon Termination section of the prospectus.

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Premiums

Payment of Premiums

All participants will be billed directly by Prudential and will submit their premium payments directly to Prudential.

Definition of Life Insurance

The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to be certain that the insurance will meet the Internal Revenue Code's definition of life insurance using the “Cash Value Accumulation Test”.

Under this method we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal the Certificate Fund divided by the Net Single Premium per dollar of insurance for the Covered Person’s Attained Age. For this purpose, we base the Net Single Premium on the 1980 CSO Male Table, and interest rates as described in The Internal Revenue Code, Section 7702.

Changes in Face Amount

Increases in Face Amount

After 11/5/2003, the Face Amount of insurance may not be increased.

Decreases in Face Amount

Generally, your coverage amount will not decrease unless you request a decrease from Prudential, which you can do at any time.

Please refer to the prospectus for information on these and other features of the KPMG LLP Retirees and Terminated Partners Group Contracts.

Please contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

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